SECURITY AGREEMENT


         THIS SECURITY AGREEMENT ("Agreement") is entered into this 9 day of March, 1996, by and between Oasis Services Management Corporation, a Nevada corporation (the "Secured Party") and William Wiegand and Pamela Wiegand, jointly and severally (the "Debtors").

                                    RECITALS

         Concurrently with the date hereof Debtors have acquired assets used in the retail, laundry, motel and related business of the Secured Party. In connection with such purchase, the Debtor has agreed to deliver a Secured Promissory Note ("Note") in the principal amount of Forty Three Thousand, Eight Hundred Fifty dollars ($ 43,850.00 ).

         The parties intend that such Note shall be secured by a security interest in all of the inventory located at the leased premises, including all of the accounts, inventory, goods held for resale, instruments, chattel paper, machinery, tools, equipment, furniture, furnishings, fixtures, vehicles, and all other personal property and the proceeds thereof and any insurance proceeds received with respect thereto (hereinafter referred to as "Collateral"). The Collateral subject to this agreement does extend to any prior owned assets of the Debtor or any later acquired assets, if the Debtor uses such assets at the same locations as the Collateral.

                                    AGREEMENT

         ACCORDINGLY, the parties hereto, in consideration of the premises and the representations, warranties and covenants contained herein, and subject to terms and conditions hereof, agree as follows:

         1.       Definitions.     The following definitions shall apply herein:

         (a) The term "Collateral" means any and all property of Debtor that is assigned to Secured Party as security or by which pursuant to this agreement Secured Party acquires a security interest.

         (b) The term "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, no matter how evidenced, including accounts receivable, contract rights, notes, drafts, acceptances and other forms of obligations, general intangibles and receivables.

         (c) "Note" means the Secured Promissory Note of Debtor in favor of Secured Party of even date herewith in the principal amount of $ 43,850 .

         2. Creation of Security Interest. As security for the payment by the Debtor of the Note and the performance of all obligations provided for therein (collectively referred to herein as the "Secured Obligations"), the Debtor assigns to Secured Party, all the Assets obtained by Debtor from Secured Party. The Collateral subject to this agreement extends to any prior owned assets of the Debtor or any later acquired assets, if the Debtor uses such assets at the same locations as the Collateral.
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         3.  Further  Assurance.  As long as Debtor  is  indebted  or  otherwise obligated to Secured Party pursuant to the Note,  Debtor will execute to Secured
Party  concerning  the  Collateral  such  assignments,   notices  and  financing
statements, and such other documents and papers as Secured Party may require in order to affirm, effectuate or further assure the assignment to Secured Party of Collateral, or Secured Party's security interest in it, or to give any third party, including the account debtors obligated on the Accounts, notice of Secured Party's interest in the Collateral. Debtor will be using the name " Oasis Bar and Grill " and agrees that the business operations will be at the intersection of Interstate 80 and SR 233 in Oasis, Nevada and shall operate under that name and at that location. All statements and charges for goods and services shall be rendered under that name, and all payments therefor accepted in that name. If Debtor desires to change the aforesaid name or address, Debtor may do so providing Debtor gives fifteen (15) days advance written notice of the change thereof to Secured Party and before commencing such use executes in the required form an amended Financial Statement (UCC-1) and such other documents as may be reasonably required by Secured Party in order to protect and preserve Secured Party's interest hereunder.

         4. Representations and Warranties. Debtor represents and warrants to the Secured Party:

         (a) Debtors are individual residents of the state of Nevada. The execution, delivery and performance of this Agreement are within Debtors' powers, and are not in conflict with law, or of any indenture, agreement or undertaking to which Debtors are parties or by which Debtors are bound or affected;

         (b) Debtors are, or at the time Collateral comes into existence will be, the true and lawful owners of, and have, or at the time it comes into existence will have, good and clear title to the Collateral, subject to Secured Party's rights in it;

         (d) All financial information, including information relating to the Collateral, submitted by Debtors to Secured party, whether previously or in the future, is or will be true and correct.

         5.  Costs.  All  advances,  charges,  costs  and  expenses,   including
reasonable attorney's fees incurred or paid by the Secured Party in exercising any right, power, or remedy conferred by this security Agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to the Secured Party by Debtors within thirty (30) day written demand, with interest thereon at 10% per annum.
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         6. Debtor's  Affirmative  Covenants.  Debtors will (a) furnish  Secured
Party from time to time, such financial statements and information as Secured Party may reasonably request, and inform Secured Party immediately upon the occurrence of a material adverse change in Debtors' financial condition; (b) furnish Secured Party periodically, in such form and detail and at such times as
Secured   Party  may   reasonably   require,   statements   showing   aging  and
reconciliation of Accounts and collections and inventory balance; (c) permit representatives of Secured Party to inspect Debtor's books and records and make extracts at any reasonable time and arrange for verification of Accounts or inventory, under reasonable procedures acceptable to Secured Party, directly with the account debtors' or otherwise at Secured Party's expense; (d) promptly notify Secured Party of any attachment or other legal process levied against any of the collateral and any information received by Debtors about the collateral;
(e) reimburse Secured Party within thirty (30) days of an itemized written demand for any and all legal costs, including reasonable attorney's fees, and other expenses incurred in collecting any such sums payable by Debtor on Debtor's obligations secured under this Security Agreement or in checking, handling and collection of Collateral and the enforcement of this Agreement about Collateral; and (f) notify Secured party of each office of Debtor where Debtor keeps books and records about accounts; (g) at any time that the value of the collateral is less than the then current obligation under the Secured Promissory Note, Debtors will pay to Secured Party cash sufficient to reduce the note obligation to the then current value of the collateral.

         7. Covenant Against Further Encumbrances. Until Debtors' obligations secured under this Agreement shall have been repaid in full, Debtors shall not, except in the normal course of business, sell, dispose of, or grant a security interest in any of the Collateral other than to Secured party, or execute any financing statements covering Collateral in favor of any person other than Secured party.

         8. Waiver of Rights. Debtors waive any right to require the Secured Party to (a) proceed against any person, (b) proceed against or exhaust any Collateral, or (c) pursue any other remedy in Secured Party's Power; and waives any defense arising by reason of any disability or other defense of Debtors or any other person, or by reason of the cessation from any cause whatsoever of the liability of Debtors or any other person. Debtors further waive the time period within which Debtors must notify the Secured Party of any objections to any proposal by Secured Party made under the Commercial Code, and Debtors agree that any notification to Secured Party of objections by Debtors to any proposal by Secured Party must be received within seven (7) days after notice of such proposal was sent to them by Secured Party. Until all indebtedness shall have been paid in full Debtors shall have no right of subrogation and waives any right to enforce any remedy which the Secured Party now has or may hereafter have against Debtors or against any other person and waives any benefit of any right to participate in any Collateral or security whatsoever now or hereafter held by Secured Party. Debtors authorized the Secured Party without notice or demand and without affecting Debtors' liability hereunder, from time to time to:
(a) renew or extend the time for payment of the indebtedness or any part thereof; (b) release or substitute any of the endorsers or guarantors of the indebtedness or any party thereof, or any other parties thereto.

         9. Default and Acceleration. If (a) default is made in the payment of any obligations, or breach is made of any warranty, statement terms or conditions contained in the Note, this Agreement or under any real property lease in effect between Debtors and Secured Party; (b) any statement or representation made for the purpose of obtaining credit under this Agreement proves false; (c) Secured party considers Collateral unsafe or in danger of misuse; (d) Debtors become insolvent or make an assignment of the benefit of creditors; (e) any proceeding is commenced by or against Debtors under any Bankruptcy, reorganization, arrangement readjustment of debt, or moratorium law or statute; (f) any writ of attachment, garnishment, execution or other legal process is issued against any of the collateral which after 10 days Debtors have not cured or paid for; or (g) any assessment for taxes against Debtors pertaining to Debtors' use of the collateral, other than real property, is made by the federal or state government or any department of them, which after 90 days Debtors have not paid; then all obligations secured by this Agreement shall immediately become due and payable without demand, presentments, protests, notices or protest and notices of dishonor first made and without notice to Debtors.
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         10.  Rights on Default.  On the  occurrence  of an event  specified  in
Section 12, Secured Party may, at its option and with seven (7) day written demand or notice to the Debtors, do any one or more of the following: (a)
immediately take possession of the Collateral wherever it may be found; (b) proceed in the foreclosure of Secured Party's security interest and sale of Collateral in any matter permitted by law, or provided for in this Agreement;
(c)  sell,   lease,  or  otherwise  dispose  of  Collateral  at  a  public  sale accomplished in a commercially reasonable manner, with or without having Collateral at the place of sale; (d) retain Collateral in full satisfaction of the obligations secured by it; (e) make an ex parte application for the appointment of a receiver for the purpose of collecting the Collateral and proceeds thereof; (f) exercise any remedy of a secured party under the Uniform Commercial Code. Secured Party shall have the right to enforce one or more remedies under this Agreement successively or concurrently, and any such action shall not stop or prevent Secured Party from pursuing any further remedy that it may have under this Agreement or by law. If sufficient sum is not realized by this Agreement, Debtor promises and agrees to pay Secured Party any deficiency.

         11. Effect on Other Agreements. Nothing in this Agreement shall in any way limit the effect of the conditions set forth in any other security or other agreement previously or later executed by Debtors for the benefit of Secured Party, but each and every condition of this Agreement shall be in addition to the others.

         12. Notices. All notices, requests, demands and other communication hereunder shall be in writing and shall be deemed to have been duly given upon personal delivery thereof or within two days after mailing if mailed by certified mail, return receipt requested with postage prepaid to the parties as follows:

         Debtor:           William & Pamela Wiegand

                           Oasis, Nevada  89835

         Secured Party:    Oasis Services Management Corporation
                           268 West 400 South, Suite 300
                           Salt Lake City, UT  84101

         Any of the parties may change the address to which communications are to be addressed to such party by giving notice to the other parties in the manner specified herein.

         13. Successors and Assigns. This Security Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, successors and assigns.

         IN WITNESS WHEREOF, the undersigned have signed this Security Agreement on the day and year first above written.


         Debtors:          Pamela Wiegand                     William Wiegand
                       /s/ Pamela Wiegand                 /s/ William Wiegand


         Secured Party:             Oasis Services Management Corporation


                 By:      /s/ Steven A. Christensen
                        Steven A. Christensen, President
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